Exhibit 99.2

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show effects of the acquisition of the working and net revenue interests of certain properties purchased by Contango Operators, Inc. (“COI”), a wholly-owned subsidiary of Contango Oil & Gas Company (“Contango” or the “Company”) from Juneau Exploration, L.P. (“JEX”), Olympic Energy Partners LLC (“Olympic”), and CGM, L.P. (“CGM”), effective January 1, 2008 (the “Acquisitions”).

The pro forma condensed consolidated statements of operations are presented to show net income attributable to common stock as if the Acquisitions occurred effective July 1, 2006. The pro forma condensed consolidated balance sheet is based on the assumption that the Acquisitions occurred effective September 30, 2007.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the Acquisitions occurred on the dates referenced above, and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto, Contango’s Annual Report on Form 10-K for the year ended June 30, 2007, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the Statement of Combined Revenues and Direct Operating Expenses included herein as Schedule A.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2007

	Contango Historical	Pro Forma Adjustments (a)	Acquisitions Historical		Pro Forma Adjustments		Pro Forma
REVENUES:
Natural gas and oil sales	$18,687,821	$(3,033,003)	$2,249,361		$—		$17,904,179

Total revenues	18,687,821	(3,033,003)	2,249,361		—		17,904,179

EXPENSES:
Operating expenses	1,671,824	(537,937)	144,816		—		1,278,703
Exploration expenses	6,782,425	(4,110,558)	—		—		2,671,867
Depreciation, depletion and amortization	3,267,252	(683,647)	—		1,888,000	(b)	4,471,605
Impairment of natural gas and oil properties	192,109	—	—		—		192,109
General and administrative expense	6,841,721	—	—		—		6,841,721

Total expenses	18,755,331	(5,332,142)	144,816		1,888,000		15,456,005

INCOME (LOSS) FROM OPERATIONS	(67,510)	2,299,139	2,104,545		(1,888,000)		2,448,174

Interest expense	(2,162,573)	(589,383)	—		—		(2,751,956)
Interest income	886,420	—	—		—		886,420
Loss on sale of assets and other	(2,684,062)	—	—		—		(2,684,062)

INCOME (LOSS) BEFORE INCOME TAXES	(4,027,725)	1,709,756	2,104,545		(1,888,000)		(2,101,424)

Provision (benefit) for income taxes	(1,333,174)	598,415	736,591	(c)	(660,800	) (c)	(658,968)

NET INCOME (LOSS)	(2,694,551)	1,111,341	1,367,954		(1,227,200)		(1,442,456)

Preferred stock dividends	539,722	—	—		—		539,722

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(3,234,273)	$1,111,341	$1,367,954		$(1,227,200)		$(1,982,178)

NET INCOME PER SHARE:
Basic	$(0.21)						$(0.13)

Diluted	$(0.21)						$(0.13)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	15,430,146						15,430,146

Diluted	15,430,146						15,430,146

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended September 30, 2007

	Contango Historical	Pro Forma Adjustments (a)	Acquisitions Historical		Pro Forma Adjustments		Pro Forma
REVENUES:
Natural gas and oil sales	$14,128,014	$(3,849,056)	$1,537,036		$—		$11,815,994

Total revenues	14,128,014	(3,849,056)	1,537,036		—		11,815,994

EXPENSES:
Operating expenses	1,674,645	(597,415)	117,409		—		1,194,639
Exploration expenses	411,389	—	—		—		411,389
Depreciation, depletion and amortization	2,869,527	(1,123,190)	—		1,488,440	(b)	3,234,777
General and administrative expense	1,342,461	—	—		—		1,342,461

Total expenses	6,298,022	(1,720,605)	117,409		1,488,440		6,183,266

INCOME (LOSS) FROM OPERATIONS	7,829,992	(2,128,451)	1,419,627		(1,488,440)		5,632,728

Interest expense	(829,860)	(178,776)	—		—		(1,008,636)
Gain on sale of assets	364,314	—	—		—		364,314
Interest income	2,122,660	—	—		—		2,122,660

INCOME (LOSS) BEFORE INCOME TAXES	9,487,106	(2,307,227)	1,419,627		(1,488,440)		7,111,066

Provision (benefit) for income taxes	3,315,636	(807,529)	496,869	(c)	(520,954	) (c)	2,484,022

NET INCOME (LOSS)	6,171,470	(1,499,698)	922,758		(967,486)		4,627,044

Preferred stock dividends	450,000	—	—		—		450,000

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$5,721,470	$(1,499,698)	$922,758		$(967,486)		$4,177,044

NET INCOME PER SHARE:
Basic	$0.36						$0.26

Diluted	$0.35						$0.25

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	15,991,762						15,991,762

Diluted	16,419,956						16,419,956

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	Contango Historical	Pro Forma Adjustments (1)	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$8,904,550	$199,188,923	$(200,000,000)	(2)	$8,093,473
Other current assets	46,266,234	(2,989,398)	—		43,276,836
Net property and equipment	119,031,330	(32,095,098)	200,000,000	(2)	286,936,232
			100,000	(3)	100,000
Other assets	9,074,848	—	—		9,074,848

TOTAL ASSETS	$183,276,962	$164,104,427	$100,000		$347,481,389

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities	$65,792,755	$1,670,284	$100,000	(3)	$67,563,039
Long-term debt	20,000,000	—	—		20,000,000
Deferred credits and other noncurrent liabilities	862,344	63,808,752	—		64,671,096

Total liabilities	86,655,099	65,479,036	100,000		152,234,135
Shareholders’ equity	96,621,863	98,625,391	—		195,247,254

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$183,276,962	$164,104,427	$100,000		$347,481,389

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma statement of operations for the year ended June 30, 2007, is based on the audited financial statements of Contango for the year ended June 30, 2007, the audited statement of combined revenues and direct operating expenses for properties purchased from JEX, Olympic and CGM for the year ended June 30, 2007, and the adjustments and assumptions described below.

The unaudited pro forma statement of operations for the three months ended September 30, 2007 and the unaudited pro forma balance sheet as of September 30, 2007 are based on the unaudited financial statements of Contango as of and for the three months ended September 30, 2007, the unaudited statement of combined revenues and direct operating expenses for properties purchased from JEX, Olympic and CGM for the three months ended September 30, 2007, and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma statements of operations reflect the following adjustments:

a.	Removal of the natural gas and oil sales, operating expenses, dry hole costs, geological and geophysical costs, depreciation, depletion and amortization expense (“DD&A”) and capitalized interest, and recording interest expense and pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes, associated with the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007.

b.	Record incremental depreciation, depletion and amortization expense (“DD&A”) using the units-of-production method, resulting from the purchase of properties from JEX, Olympic and CGM.

c.	Record a pro forma income tax provision (benefit), assuming a 35 percent rate, based on the pro forma change in income (loss) before income taxes.

The unaudited pro forma balance sheet reflects the following adjustments:

1.	Record the proceeds from the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, and primary legal fees, accounting fees, and financial advisor transaction costs relating to the sale; and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (continued)

2.	Record the purchase price of properties from JEX, Olympic and CGM, totaling $200,000,000 funded with cash on hand and proceeds received from the sale of the Company’s Western core Fayetteville Shale properties.

3.	Record transaction costs, primarily legal and auditing fees, relating to the purchase of properties from JEX, Olympic and CGM.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

PRO FORMA SUPPLEMENTAL OIL AND GAS DISCLOSURES

(UNAUDITED)

The following table sets forth certain unaudited pro forma information concerning Contango’s proved oil and gas reserves as of June 30, 2007, giving effect to the purchase of properties from JEX, Olympic and CGM as if it had occurred on July 1, 2006. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projection of future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact.

Proved Oil and Natural Gas Reserves

	Natural Gas
	Contango	Acquisitions	Pro Forma
		(MMcf)
Proved Developed and Undeveloped Reserves:
Balance, June 30, 2006	3,364	—	3,364
Sale of reserves	(414)	—	(414)
Discoveries	75,662	23,826	99,488
Recoveries and revisions	1,732	—	1,732
Production	(2,452)	(214)	(2,666)

Balance, June 30, 2007	77,892	23,612	101,504

Proved Developed Reserves:
Balance, June 30, 2006	1,876	—	1,876
Balance, June 30, 2007	57,721	23,612	81,333

	Oil & NGLs
	Contango	Acquisitions	Pro Forma
		(MBbls)
Proved Developed and Undeveloped Reserves:
Balance, June 30, 2006	11	—	11
Sale of reserves	(2)	—	(2)
Discoveries	1,188	1,049	2,237
Recoveries and revisions	6	—	6
Production	(39)	(10)	(49)

Balance, June 30, 2007	1,164	1,039	2,203

Proved Developed Reserves:
Balance, June 30, 2006	11	—	11
Balance, June 30, 2007	827	1,039	1,866

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

PRO FORMA SUPPLEMENTAL OIL AND GAS DISCLOSURES - (continued)

(UNAUDITED)

The following table sets forth unaudited pro forma information concerning the discounted future net cash flows from proved oil and gas reserves of Contango as of June 30, 2007, net of income tax expense, and giving effect to the acquisition of the JEX, Olympic and CGM as if it had occurred on July 1, 2006. Income tax expense has been computed using assumptions relating to the future tax rates and the permanent differences and credits under the tax laws relating to oil and gas activities at June 30, 2007. Cash flows relating to the Acquisitions are based on William M. Cobb & Associates Inc., evaluation of reserves and on information provided by JEX, Olympic and CGM. Future income tax expense on the Acquisitions is based on Contango’s purchase price. The information should be viewed only as a form of standardized disclosure concerning possible future cash flows that would result under the assumptions used but should not be viewed as indicative of fair market value. Reference should be made to Contango’s financial statements for the fiscal year ended June 30, 2007, and the Statement of Combined Revenues and Direct Operating Expenses included herein as Schedule A, for a discussion of the assumptions used in preparing the information presented.

Future Net Cash Flows	Contango	Acquisitions	Pro Forma
Cash inflows	$575,634,244	$226,165,659	$801,799,903
Production and development costs	(107,630,092)	(25,247,171)	(132,877,263)
Income tax expense	(114,832,834)	(54,146,539)	(168,979,373)

Furture net cash flows	353,171,318	146,771,949	499,943,267
10% discount rate	(100,874,043)	(37,208,729)	(138,082,772)

Discounted future net cash flows	$252,297,275	$109,563,220	$361,860,495

The following table sets forth the principal sources of change in discounted future net cash flows:

Future Net Cash Flows	Contango	Acquisitions	Pro Forma
Beginning of year	$7,734,106	$—	$7,734,106
Sales, net of production costs	(17,015,997)	(2,104,545)	(19,120,542)
Net change in price and production costs	1,721,445	—	1,721,445
Extensions and discoveries	326,092,883	152,044,312	478,137,195
Change in future development costs	2,737,444	—	2,737,444
Revision of quantities estimated	5,450,220	—	5,450,220
Sale of reserves	(1,529,012)	—	(1,529,012)
Accretion of discount	885,209	—	885,209
Change in timing of production rates and other	1,985,288	—	1,985,288
Changes in income taxes	(75,764,311)	(40,376,547)	(116,140,858)

End of year	$252,297,275	$109,563,220	$361,860,495